EXHIBIT 99.3

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
ANALYSIS OF REVENUES AND DRILLING COSTS
 (Unaudited)

	FOR THE THREE MONTHS ENDED
	MARCH 31, 2009

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD HUNTER	$ 49.2	$ 8.5
ATWOOD EAGLE	35.0	11.4
ATWOOD FALCON	16.0	6.5
VICKSBURG	13.5	4.1
ATWOOD BEACON	12.0	4.9
SEAHAWK	7.7	5.6
RICHMOND	7.3	3.0
ATWOOD SOUTHERN CROSS	-	6.0
OTHER	-	3.0
	$ 140.7	$ 53.0

	FOR THE SIX MONTHS ENDED
	MARCH 31, 2009

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD HUNTER	$ 91.8	$ 17.4
ATWOOD EAGLE	71.4	21.4
ATWOOD FALCON	36.7	13.0
VICKSBURG	26.9	8.2
ATWOOD SOUTHERN CROSS	25.6	14.1
ATWOOD BEACON	23.8	9.3
SEAHAWK	15.5	11.6
RICHMOND	14.5	6.8
OTHER	-	6.6
	$ 306.2	$ 108.4